Exhibit 10.1

Execution Version

LIMITED WAIVER TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS LIMITED WAIVER TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Waiver”), dated as of May 25, 2021, is entered into by and among WILMINGTON TRUST, NATIONAL ASSOCIATION, as administrative agent and collateral agent for Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), the Lenders identified on the signature pages hereof, and SEQUENTIAL BRANDS GROUP, INC., a Delaware corporation (the “Borrower”), and acknowledged and agreed to by each of the Guarantors identified on the signature pages hereof.

RECITALS

A.       The Borrower, certain subsidiaries of the Borrower party thereto from time to time, the lenders party thereto from time to time (the “Lenders”) and Agent have previously entered into that certain Third Amended and Restated Credit Agreement dated as of July 1, 2016 (as the same has been amended, restated, amended and restated, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

B.       The Borrower has requested that the Lenders (x)(i) waive the Default that has arisen under Section 6.01(b) of the Credit Agreement due to the failure of the Borrower to deliver the financial statements of the Borrower and its Subsidiaries for the Fiscal Quarter ended March 31, 2021 (“2021 Financials”) in accordance with the provisions set forth in Section 6.01(b) of the Credit Agreement (“2021 Financials Default”), (ii) waive the Default that has arisen under Section 6.02(b) of the Credit Agreement due to the failure of the Borrower to deliver the Compliance Certificate for the Fiscal Quarter ended March 31, 2021 (“2021 Compliance Certificate”) in accordance with the provisions set forth in Section 6.02(b) of the Credit Agreement (the “2021 Compliance Certificate Default”), and (iii) waive any Event of Default that has arisen under Section 8.01(e) of the Credit Agreement due to the failure of the Borrower to (A) deliver the financial statements of the Borrower and its Subsidiaries for the Fiscal Quarter ended March 31, 2021 (the “BoA Financials”) in accordance with the provisions set forth in Section 6.01(b) of the BoA Credit Agreement (the “BoA Financials Default”), and (B) deliver the Compliance Certificate for the Fiscal Quarter ended March 31, 2021 (“BoA Compliance Certificate”) in accordance with the provisions set forth in Section 6.02(b) of the BoA Credit Agreement (the “BoA Compliance Certificate Default”; and together with the 2021 Financials Default, the 2021 Compliance Certificate Default and the BoA Financials Default, collectively, the “Potential Events of Defaults”) and (y) extend the deadline under the Credit Agreement to deliver the 2021 Financials and the 2021 Compliance Certificate to June 8, 2021.

C.       The Agent (at the direction of the Lenders) and Lenders (constituting the Required Lenders) party hereto are willing to grant a limited waiver with respect to the Potential Events of Defaults (such waiver, the “Requested Waiver”) under the Credit Agreement, subject to the terms and conditions set forth herein.

D.       The Borrower is entering into this Waiver with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Credit Agreement or the other Loan Documents are being waived or modified by the terms of this Waiver.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.             Limited Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 2 of this Waiver, Agent (at the direction of the Lenders) and the Lenders party hereto (constituting the Required Lenders) hereby grant the Requested Waiver; provided, that the 2021 Financials, the 2021 Compliance Certificate, the BoA Financials and the BoA Compliance Certificate are delivered to the Administrative Agent, for delivery to the Lenders on or before June 8, 2021 (or such later date to which the Required Lenders may agree in writing, which shall include, for the avoidance of doubt, written confirmation by e-mail); provided, further that the foregoing waiver shall be effective only to the extent specifically set forth herein and shall not (a) be construed as a consent to or waiver of (i) any breach, Default or Event of Default other than as specifically waived herein, or (ii) any breach, Default or Event of Default of which Agent or any of the Lenders have not been informed by any Loan Party, (b) affect the right of Agent or any of the Lenders to demand compliance by each Loan Party with all terms and conditions of the Credit Agreement and the Loan Documents, except as specifically consented to, modified or waived by the terms hereof, (c) be deemed a consent to or waiver of any future transaction or action on the part of any Loan Party requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement or the Loan Documents, or (d) except as set forth specifically herein, diminish, prejudice or waive any of Agent’s or any Lender’s rights and remedies under the Credit Agreement, any of the other Loan Documents, or applicable law, whether arising as a consequence of any Default or Event of Default which may now exist or otherwise, and Agent and each of the Lenders hereby reserve all of such rights and remedies. Upon the expiration of the Requested Waiver, each Potential Event of Default, to the extent not cured prior to the expiration of the Requested Waiver, shall constitute an immediate Event of Default under the Credit Agreement. For the avoidance of doubt and notwithstanding anything herein to the contrary, during the period in which the Requested Waiver is in effect, to the extent any provision of the Credit Agreement or any other Loan Document is qualified by, or requires the absence of, any Default, a Default shall be deemed to have occurred for purposes of such provisions as a result of the Potential Events of Defaults notwithstanding the Requested Waiver.

2.             Conditions Precedent to Effectiveness of this Waiver. This Waiver shall not become effective until all of the following conditions precedent shall have been satisfied in the sole discretion of the Administrative Agent and the Required Lenders:

(a)               Agent shall have received fully executed counterparts to this Waiver, in form and substance satisfactory to the Required Lenders.

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(b)               Agent shall have received fully executed counterparts of a limited waiver letter (the “BoA Waiver”) in respect of the BoA Credit Agreement, in form and substance satisfactory to the Required Lenders, and the conditions precedent set forth therein shall have been satisfied.

3.             Release.

In consideration of the Lenders’ willingness to enter into this Limited Waiver, each Loan Party hereby releases and forever discharges the Agent and each Lender and the Agent’s and each Lender’s respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Bank Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any Loan Party may have or claim to have against any of the Bank Group in any way related to or connected with the Loan Documents and the transactions contemplated thereby.

4.             Representations and Warranties. The Borrower represents and warrants as follows:

(a)               Authority. The Borrower has the requisite corporate power and authority to execute and deliver this Waiver, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Waiver have been duly approved by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene (i) any material provision of any law or (ii) where such contravention could individually or in the aggregate reasonably be expected to result in a Material Adverse Effect, any material contractual restriction binding on the Borrower. No other corporate proceedings are necessary to consummate such transactions.

(b)               Enforceability. This Waiver has been duly executed and delivered by the Borrower. This Waiver and each Loan Document (as amended or modified hereby) are the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, and are in full force and effect.

(c)               Representations and Warranties. Immediately after giving effect to the terms of this Waiver, the representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any portion of any representation and warranty that is already qualified or modified by materiality in the text thereof) on and as of the date hereof as though made on and as of the date hereof.

5.             No Default. Immediately after giving effect to the terms of this Waiver, no event has occurred and is continuing that constitutes a Default or Event of Default.

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6.              Binding Effect. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

7.              Reaffirmation of Obligations. The Borrower and each Guarantor hereby ratifies the Loan Documents and acknowledges and reaffirms (a) that it is bound by all terms of the Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

8.              Loan Document. This Waiver shall constitute a Loan Document under the terms of the Amended Credit Agreement.

9.              Multiple Counterparts. This Waiver may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Waiver by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Waiver.

10.           Governing Law. THIS WAIVER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE BASED UPON, ARISING OUT OF OR RELATING TO THIS WAIVER AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

11.           Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.15 of the Amended Credit Agreement are hereby incorporated by reference, mutatis mutandis.

12.           Agent Authorization. Each of the undersigned Lenders hereby authorizes and directs Agent to execute and deliver this Waiver on its behalf and, by its execution below, each of the undersigned Lenders agrees to be bound by the terms and conditions of this Waiver.

[Remainder of Page Left Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered as of the date first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Agent

By:	/s/ Andrew Lennon
Name:	Andrew Lennon
Title:	Assistant Vice President

[Signature page to Waiver to Sequential Credit Agreement]

LENDERS:

FS KKR CAPITAL CORP.

By:	/s/ Jessica Woolf
Name:	Jessica Woolf
Title:	Authorized Signatory

DARBY CREEK LLC

By:	/s/ Jessica Woolf
Name:	Jessica Woolf
Title:	Authorized Signatory

FS KKR CAPITAL CORP. II

By:	/s/ Jessica Woolf
Name:	Jessica Woolf
Title:	Authorized Signatory

DUNLAP FUNDING LLC

By:	/s/ Jessica Woolf
Name:	Jessica Woolf
Title:	Authorized Signatory

ACKNOWLEDGED AND AGREED:

BORROWER:	SEQUENTIAL BRANDS GROUP, INC.,
a Delaware corporation

	By:	/s/ Lorraine DiSanto
	Name:	Lorraine DiSanto
	Title:	Chief Financial Officer

GUARANTORS:	SQBG, INC.

	By:	/s/ Lorraine DiSanto
	Name:	Lorraine DiSanto
	Title:	Chief Financial Officer

SEQUENTIAL LICENSING, INC.

	By:	/s/ Lorraine DiSanto
	Name:	Lorraine DiSanto
	Title:	Chief Financial Officer

WILLIAM RAST LICENSING, LLC

	By:	/s/ Lorraine DiSanto
	Name:	Lorraine DiSanto
	Title:	Chief Financial Officer

HEELING SPORTS LIMITED

	By:	/s/ Lorraine DiSanto
	Name:	Lorraine DiSanto
	Title:	Chief Financial Officer

B®AND MATTER, LLC

	By:	/s/ Lorraine DiSanto
	Name:	Lorraine DiSanto
	Title:	Chief Financial Officer

SBG FM, LLC

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

SBG UNIVERSE BRANDS, LLC

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

GALAXY BRANDS LLC

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

The Basketball Marketing Company, Inc.

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

AMERICAN SPORTING GOODS CORPORATION

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

LNT BRANDS LLC

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

JOE’S HOLDINGS LLC

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

GAIAM BRAND HOLDCO, LLC

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

GAIAM AMERICAS, INC.

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

SBG-GAIAM HOLDINGS, LLC

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

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